EXHIBIT 24

                                POWER OF ATTORNEY



We, the undersigned officers and directors of Crown Central Petroleum Corporation hereby severally constitute Henry A. Rosenberg, Jr., John E. Wheeler, Jr., Jan L. Ries and Thomas L. Owsley, and each of them singly, our true and lawful attorneys with full power to them and each of them to sign for us in our names and in the capacities indicated below this Report on Form 10-K for the fiscal year ended December 31, 1998 pursuant to the requirements of
Section 13 or 15(d) of the Securities Exchange Act of 1934 and all amendments thereto.



SIGNATURE                        TITLE                                              DATE
---------                        -----                                              ----
/s/---Henry A, Rosenberg, Jr.    Chairman of the Board, President                   3/25/99
Henry A. Rosenberg, Jr.          and Chief Executive Officer
                                 (Principal Executive Officer)

/s/---Jack Africk                Director                                           3/25/99
Jack Africk

/s/---George L. Bunting, Jr.     Director                                           3/2599
George L. Bunting, Jr.

/s/---Michael F. Dacey           Director                                           3/25/99
Michael F. Dacey

/s/---Thomas M. Gibbons          Director                                           3/25/99
Thomas M. Gibbons

/s/---Patricia A. Goldman        Director                                           3/25/99
Patricia A. Goldman

/s/---William L. Jews            Director                                           3/25/99
William L. Jews

/s/---Harold E. Ridley, Jr.      Director                                           3/25/99
Reverend Harold E. Ridley, Jr., S.J.

/s/---John E. Wheeler, Jr.       Executive Vice President - Chief Financial Officer 3/25/99
John E. Wheeler, Jr.             (Principal Financial Officer)

/s/---Jan L. Ries                Controller                                         3/25/99
Jan L. Ries                      (Chief Accounting Officer)


                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    CROWN CENTRAL PETROLEUM CORPORATION


                                    By   /s/---Henry A. Rosenberg, Jr.
                                    ---------------------------------------
                                        Henry A. Rosenberg, Jr.
                                        Chairman of the Board, President
                                        and Chief Executive Officer


                                    By   /s/---Jan L. Ries
                                    ---------------------------------------
                                    Jan L. Ries
                                    Controller and Chief Accounting Officer

Date: March 30, 1999

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below on March 30, 1999 by the following persons on behalf of the registrant and in the capacities indicated:


               *                                               *
---------------------------------                 ------------------------------------------
Jack Africk, Director                              Patricia A. Goldman, Director


               *                                               *
---------------------------------                 ------------------------------------------
George L. Bunting, Jr., Director                   William L. Jews, Director


               *                                               *
---------------------------------                 ------------------------------------------
Michael F. Dacey, Director                         Rev. Harold E. Ridley, Jr., S.J., Director


               *                                               *
---------------------------------                 ------------------------------------------
Thomas M. Gibbons, Director                        Henry A. Rosenberg, Jr., Director
                                                   Chairman of the Board, President
                                                   and Chief Executive Officer



                                                   *By Power of Attorney (Jan L. Ries)


                                       49